UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 12, 2025

ICC Holdings, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-68190	81-3359049
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification No.)

225 20th Street
Rock Island, Illinois	61201
(Address of principal executive offices)	(Zip Code)

(309) 793-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General InstructionA.2. below):

☐	Written communications pursuant to Rule 425 under the SecuritiesAct (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the ExchangeAct (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the ExchangeAct (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the ExchangeAct (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of theAct:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	ICCH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the SecuritiesAct of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities ExchangeAct of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the ExchangeAct. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion on March 13, 2025 (such date, the “Closing Date”) of the previously announced transactions contemplated by that certainAgreement and Plan of Merger (as amended, the “MergerAgreement”), dated as of June 8, 2024, by and among Mutual Capital Holdings, Inc., a Pennsylvania corporation (“MCH”), ICC Holdings, Inc., a Pennsylvania corporation (“ICCH”), and Mutual Capital Merger Sub, Inc., a Pennsylvania corporation and wholly owned subsidiary of MCH (“Merger Sub”).

Item 2.01.	Completion ofAcquisition or Disposition ofAssets.

Pursuant to the MergerAgreement, on the Closing Date, Merger Sub merged with and into ICCH (the “Merger”), with ICCH surviving the Merger as a wholly owned subsidiary of MCH (the “Surviving Entity”).

Pursuant to the MergerAgreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of ICCH (“ICCH Common Stock”) issued and outstanding immediately prior to the Effective Time, other than certain shares held by ICCH, was converted into the right to receive $23.50 in cash (the “Merger Consideration”).

Upon the terms and subject to the conditions set forth in the MergerAgreement, at the Effective Time, each restricted stock unit of ICCH that was outstanding immediately prior to the Effective Time became fully vested and was cancelled and converted automatically into the right to receive the Merger Consideration, less any required payroll and withholding taxes.

The foregoing description of the Merger and the MergerAgreement does not purport to be complete and is qualified in its entirety by reference to the full text of the MergerAgreement, a copy of which are filed hereto as Exhibits 2.1, 2.2, 2.3 and 2.4 and incorporated herein by reference.

The total aggregate consideration payable in the Merger was approximately $73.8 million in cash. The proxy statement, dated October 28, 2024, mailed to ICCH’s shareholders contains additional information about the MergerAgreement and the transactions contemplated thereby.

The information set forth in the Introductory Note is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 12, 2025, The NASDAQ Stock Market LLC (“NASDAQ”) was notified that the Merger would be effective as of March 13, 2025, and it was requested that NASDAQ (1) suspend trading of ICCH Common Stock after the close of trading on March 12, 2025, (2) withdraw ICCH Common Stock from listing on NASDAQ prior to the open of trading on March 13, 2025, and (3) file with the Securities and Exchange Commission (the “SEC”) a notification of delisting of ICCH Common Stock under Section 12(b) of the Securities ExchangeAct of 1934, as amended (the “ExchangeAct”). As a result, ICCH Common Stock are no longer listed on NASDAQ.

In furtherance of the foregoing, ICCH intends to file with the SEC certifications on Form 15 under the ExchangeAct requesting the deregistration of ICCH Common Stock under Section 12(g) of the ExchangeAct, and the corresponding immediate suspension of ICCH’s reporting obligations under Sections 13 and 15(d) of the ExchangeAct as promptly as practicable, and to cease filing any further periodic reports with respect to ICCH.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modifications to Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, at the Effective Time, each holder of ICCH Common Stock immediately prior to the Effective Time ceased to have any rights with respect thereto, except the right to receive the Merger Consideration as described above and subject to the terms and conditions set forth in the MergerAgreement.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

Pursuant to the MergerAgreement, at the Effective Time, ICCH was merged with and into Merger Sub, with ICCH surviving the Merger as a wholly owned subsidiary of MCH.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, and pursuant to the terms of the MergerAgreement, each of James Dingman, Joel Heriford, Daniel Portes, Christine Schmitt, and Mark Schwab ceased serving as directors of ICCH.

Item 5.03.	Amendments toArticles of Incorporation.

At the Effective Time, ICCH’s articles of incorporation and bylaws were amended and restated to be in the form of (except with respect to the name of ICCH) the articles of incorporation and the bylaws of Merger Sub, and as so amended became the articles of incorporation (the “Amended and Restated Articles of Incorporation”) and the bylaws (the “Amended and Restated Bylaws”) of the Surviving Entity. Copies of the Amended and RestatedArticles of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 of this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 8, 2024, among Mutual Capital Holdings, Inc., Mutual Capital Merger Sub, Inc., and ICC Holdings, Inc. (incorporated by reference to Exhibit 2.1 to ICCH’s Current Report on Form 8-K filed with the SEC on June 10, 2024).*

2.2	Amendment to Merger Agreement, dated as of October 11, 2024, among Mutual Capital Holdings, Inc., Mutual Capital Merger Sub, Inc. and ICC Holdings, Inc. (incorporated by reference to Exhibit 2.2 to ICCH’s Current Report on Form 8-K filed with the SEC on October 16, 2024).

2.3	Second Amendment to Merger Agreement, dated as of December 31, 2024, among Mutual Capital Holdings, Inc., Mutual Capital Merger Sub, Inc. and ICC Holdings, Inc. (incorporated by reference to Exhibit 2.3 to ICCH’s Current Report on Form 8-K filed with the SEC on December 31, 2024).

2.4	Third Amendment to Merger Agreement, dated as of January 31, 2025, among Mutual Capital Holdings, Inc., Mutual Capital Merger Sub, Inc. and ICC Holdings, Inc. (incorporated by reference to Exhibit 2.4 to ICCH’s Current Report on Form 8-K filed with the SEC on January 31, 2025).

3.1	Amended and Restated Articles of Incorporation of ICC Holdings, Inc.

3.2	Amended and Restated Bylaws of ICC Holdings, Inc.

104	Cover Page Interactive Data File (formatted as inline XBRL document)

* Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities ExchangeAct of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICC HOLDINGS, INC.

By:	/s/ Arron K. Sutherland
Name:	Arron K. Sutherland
Title:	President and Chief Executive Officer
Date: March 17, 2025